Cover Page                                                                497(d)
                                                                       333-17641

Survivorship Incentive Life (SM)
A flexible premium "second to die" variable life insurance policy


PROSPECTUS DATED MAY 1, 2001,
AS SUPPLEMENTED NOVEMBER 16, 2001


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS*
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o EQ/Alliance High Yield            o EQ/Alliance Money Market
o EQ/Alliance Intermediate          o EQ/Alliance Quality Bond
  Government Securities
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o EQ/Aggressive Stock               o EQ/Equity 500 Index(1)
o EQ/Alliance Common Stock          o EQ/Evergreen Omega(2)
o EQ/Alliance Growth and Income     o EQ/FI Mid Cap
o EQ/Alliance Premier Growth        o EQ/FI Small/Mid Cap Value(3)
o EQ/Alliance Small Cap Growth      o EQ/Janus Large Cap Growth
o EQ/Alliance Technology            o EQ/Marsico Focus(4)
o EQ/AXP New Dimensions             o EQ/Mercury Basic Value Equity
o EQ/AXP Strategy Aggressive        o EQ/MFS Emerging Growth Companies
o EQ/Bernstein Diversified Value    o EQ/MFS Investors Trust
o EQ/Capital Guardian Research      o EQ/MFS Research
o EQ/Capital Guardian U.S. Equity   o EQ/Putnam Growth & Income Value
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/Alliance Global                o EQ/Emerging Markets Equity
o EQ/Alliance International         o EQ/T. Rowe Price International Stock
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o EQ/Alliance Growth Investors      o EQ/Balanced
--------------------------------------------------------------------------------



(1) Formerly named "Alliance Equity Index."
(2) Formerly named "EQ/Evergreen."
(3) Formerly named "Warburg Pincus Small Company Value."
(4) Subject to state availability, this option became available on or about September 1, 2001


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                          X00095

Contents of this prospectus
--------------------------------------------------------------------------------




SURVIVORSHIP INCENTIVE LIFESM
--------------------------------------------------------------------------------

What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4
How to reach us                                                              5

Charges and expenses you will pay                                            6
Risks you should consider                                                    8




--------------------------------------------------------------------------------

1. POLICY FEATURES AND BENEFITS                                              9

--------------------------------------------------------------------------------

How you can pay for and contribute to your policy                            9
The minimum amount of premiums you must pay                                  9
You can guarantee that your policy will not terminate
     before a certain date                                                   9
You can elect a "paid up" death benefit guarantee                           11
Investment options within your policy                                       11
About your life insurance benefit                                           12
You can decrease your insurance coverage                                    13
If one insured person dies                                                  13
Other benefits you can add by rider                                         13
Your options for receiving policy proceeds                                  14
Your right to cancel within a certain number of days                        14
Variations among Survivorship Incentive Life policies                       14
Other Equitable Life policies                                               14




--------------------------------------------------------------------------------

2. DETERMINING YOUR POLICY'S VALUE                                          15

--------------------------------------------------------------------------------

Your account value                                                          15



--------------------------------------------------------------------------------

3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                     16

--------------------------------------------------------------------------------

Transfers you can make                                                      16
Telephone and EQAccess transfers                                            16
Our dollar cost averaging service                                           16
Our asset rebalancing service                                               16



----------------------
"We," "our" and "us" refers to Equitable Life. "Financial Professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.



2  Contents of this prospectus

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     18

--------------------------------------------------------------------------------

Borrowing from your policy                                                  18
Making withdrawals from your policy                                         18
Surrendering your policy for its net cash surrender value                   19
Your option to receive a living benefit                                     19



--------------------------------------------------------------------------------

5. TAX INFORMATION                                                          20

--------------------------------------------------------------------------------

Basic tax treatment for you and your beneficiary                            20
Tax treatment of distributions to you                                       20
Tax treatment of living benefit proceeds                                    21
Effect of policy splits                                                     21
Effect of policy on interest deductions taken by business entities          21
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 22
Employee benefit programs                                                   22
ERISA                                                                       22
Our taxes                                                                   22
When we withhold taxes from distributions                                   22
Possibility of future tax changes                                           22



--------------------------------------------------------------------------------

6. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY              24

--------------------------------------------------------------------------------

Ways to make premium and loan payments                                      24
Requirements for surrender requests                                         24
Ways we pay policy proceeds                                                 24
Assigning your policy                                                       24
Dates and prices at which policy events occur                               24
Policy issuance                                                             25
Gender-neutral policies                                                     26



--------------------------------------------------------------------------------

7. MORE INFORMATION ABOUT OTHER MATTERS                                     27

--------------------------------------------------------------------------------

Your voting privileges                                                      27
About our Separate Account FP                                               27
About our general account                                                   27
Transfers of your account value                                             28
Telephone and EQAccess requests                                             28
Deducting policy charges                                                    28
Customer loyalty credit                                                     29
Suicide and certain misstatements                                           29
When we pay policy proceeds                                                 29
Changes we can make                                                         29
Reports we will send you                                                    30
Legal proceedings                                                           30
Illustrations of policy benefits                                            30
SEC registration statement                                                  30
How we market the policies                                                  30
Insurance regulation that applies to Equitable Life                         31
Directors and principal officers                                            32





--------------------------------------------------------------------------------

8. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE           39

--------------------------------------------------------------------------------
Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1

--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus.)
--------------------------------------------------------------------------------



                                                  Contents of this prospectus  3

WHO IS EQUITABLE LIFE?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


4  Who is Equitable Life?

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below.



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277



--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100.



--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------

life-service@equitable.com



--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------

1-704-540-9714



--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.

                      ----------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured and an owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.

You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet, through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



                                                       Who is Equitable Life?  5

CHARGES AND EXPENSES YOU WILL PAY

--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.




CHARGES WE DEDUCT FROM     Premium charge                  (a) 8% of each premium payment you make until your total premium payments
AMOUNTS YOU CONTRIBUTE TO                                  equal a certain amount(1) and (b) 5% of all additional premiums (which
YOUR POLICY:                                               we may increase up to 8%)(2)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Administrative charge(3)        (i) $20 in each of your policy's first 12 months and (ii) $7 in each
YOUR POLICY'S VALUE EACH                                   subsequent month (which we may increase up to $10)
MONTH:
                                                                                         plus

                                                           (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per $1,000(4) for each subsequent month (we reduce this to $.04 per $1,000 in each subsequent month if the initial face amount of your policy is $2 million or more)
                           ---------------------------------------------------------------------------------------------------------
                           Cost of insurance charges(3)    Amount varies depending on the specifics of your policy(5)
                           and optional rider charges
                           ---------------------------------------------------------------------------------------------------------
                           Charge if you have elected our  $.02 for each $1,000 of your policy's face amount at the time the charge
                           optional enhanced death         is deducted(6)
                           benefit guarantee
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Mortality and expense risk      .60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE     charge(7)                       investment options. We may increase this charge up to .90%
INVESTMENT PERFORMANCE
EACH DAY:
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Surrender (turning in) or       A surrender charge that will not exceed the amount set forth in your
YOUR ACCOUNT VALUE AT THE  termination of your policy      policy(8)
TIME OF THE TRANSACTION:   during its first 15 years
                           --------------------------------------------------------------------------------------------------------
                           Requested decrease in your      A pro rata portion of the full surrender charge that would apply to a
                           policy's face amount            surrender at the time of the decrease
------------------------------------------------------------------------------------------------------------------------------------



(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.


(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the initial face amount of your policy is $2 million or more).


(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.


6 Charges and expenses you will pay

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.





------------------------------------------------------------------------------------------------------------------------------------
                                                                       2000 FEES AND EXPENSES
                                       ---------------------------------------------------------------------------------------------
                                                                                            FEE WAIVERS
                                                                                TOTAL         AND/OR          NET TOTAL
                                     MANAGEMENT                    OTHER        ANNUAL       EXPENSE            ANNUAL
                                      FEES(1)       12B-1 FEES   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                    0.60%          0.25%          0.07%         0.92%         --               0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock               0.46%          0.25%          0.05%         0.76%         --               0.76%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                     0.72%          0.25%          0.09%         1.06%         --               1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income          0.58%          0.25%          0.05%         0.88%         --               0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors           0.56%          0.25%          0.06%         0.87%         --               0.87%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield                 0.60%          0.25%          0.07%         0.92%         --               0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government
  Securities                           0.50%          0.25%          0.08%         0.83%         --               0.83%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International              0.85%          0.25%          0.29%         1.39%         --               1.39%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market               0.34%          0.25%          0.06%         0.65%         --               0.65%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth             0.89%          0.25%          0.05%         1.19%      (0.04)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond               0.53%          0.25%          0.06%         0.84%         --               0.84%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth           0.75%          0.25%          0.06%         1.06%         --               1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                 0.90%          0.25%          0.06%         1.21%      (0.06)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                  0.65%          0.25%          1.23%         2.13%      (1.18)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive             0.70%          0.25%          0.57%         1.52%      (0.52)%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                            0.57%          0.25%          0.08%         0.90%       0.00%              0.90%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value         0.65%          0.25%          0.15%         1.05%      (0.10)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research           0.65%          0.25%          0.16%         1.06%      (0.11)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity        0.65%          0.25%          0.11%         1.01%      (0.06)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity             1.15%          0.25%          0.52%         1.92%      (0.12)%             1.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                    0.25%          0.25%          0.06%         0.56%         --               0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                     0.65%          0.25%          0.83%         1.73%      (0.78)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                          0.70%          0.25%          0.27%         1.22%      (0.22)%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value              0.75%          0.25%          0.19%         1.19%      (0.09)%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth              0.90%          0.25%          0.22%         1.37%      (0.22)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                       0.90%          0.25%          0.20%         1.35%      (0.20)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity          0.60%          0.25%          0.10%         0.95%       0.00%              0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies       0.62%          0.25%          0.10%         0.97%         --               0.97%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                 0.60%          0.25%          0.13%         0.98%      (0.03)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                        0.65%          0.25%          0.07%         0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value        0.60%          0.25%          0.12%         0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price International Stock   0.85%          0.25%          0.24%         1.34%      (0.09)%             1.25%
------------------------------------------------------------------------------------------------------------------------------------


(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital will be invested for the EQ/Marsico Focus Portfolio on or about September 1, 2001; thus, "Other Expenses" shown are estimated. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital was invested for the EQ/Alliance Technology Portfolio on May 1, 2000, thus, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios with a fee waiver and/or expense reimbursement. For all of the portfolios except the EQ/Marsico Focus Portfolio the agreement will begin May 1, 2001 and end April 30, 2002. For the EQ/Marsico Focus Portfolio it will begin on or about September 1, 2001 and end on April 30, 2002. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amount shown for the EQ/Morgan Stanley Emerging Markets Porfolio, reflects a .05% decrease in the porfolio's expense waiver. This decrease in the expense waiver was effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.



AS SUPPLEMENTED NOVEMBER 16, 2001           Charges and expenses you will pay 7

RISKS YOU SHOULD CONSIDER

--------------------------------------------------------------------------------
HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal and auditing expenses); or
(3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by classes of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


8  RISKS YOU SHOULD CONSIDER

1. POLICY FEATURES AND BENEFITS


--------------------------------------------------------------------------------
Survivorship Incentive Life is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this "base policy" are described below.

You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and the estate protector rider, are discussed in "Other benefits you can add by rider" below.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or


o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a `paid up' death benefit guarantee" below).


("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" below.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.


--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We


AS SUPPLEMENTED NOVEMBER 16, 2001                Policy features and benefits  9
call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                      or


(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, this guarantee is not available.


In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.


This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.


If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee


10  Policy features and benefitS               AS SUPPLEMENTED NOVEMBER 16, 2001
premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at anytime following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if
(ii) you request us to terminate the election.


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);


o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;


o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The "paid up" death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.


POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------

You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisers who make the investment decisions for each Portfolio are as follows:


o Alliance Capital Management L.P. (for each EQ/Alliance option, for the EQ/Equity 500 Index option and for the EQ/Bernstein Diversified Value option; also, advises a portion of EQ/Aggressive Stock and EQ/Balanced)

o American Express Financial Corporation (for both EQ/AXP options)

AS SUPPLEMENTED NOVEMBER 16, 2001               Policy features and benefits  11

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also, advises a portion of EQ/Balanced)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and EQ/FI Small/ Mid Cap Value options)

o Janus Capital Corporation (for the EQ/Janus option)


o Jennison Associates, LLC (advises a portion of EQ/Balanced)

o Marsico Capital Management, LLC (for the EQ/Marsico Focus option; also, advises a portion of EQ/ Aggressive Stock)


o MFS Investment Management (for the EQ/MFS options;
  also, advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option)


o Morgan Stanley Asset Management (for the EQ/Emerging Markets Equity option)


o Provident Investment Counsel, Inc. (advises a portion of EQ/ Aggressive
  Stock)

o Prudential Investments Fund Management, LLC (advises a portion of
  EQ/Balanced)

o Putnam Investment Management, LLC (for the EQ/Putnam Growth and Income Value option)

o T. Rowe Price International, Inc. (for the EQ/T. Rowe Price International Stock option)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.


If you are applying for $2.2 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.


--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AGE:*       30           35           40           50           60           70
--------------------------------------------------------------------------------
   %:    829.1%       685.4%       567.3%       391.3%       273.5%       195.6%
--------------------------------------------------------------------------------
            80           90       99 and over
--------------------------------------------------------------------------------
   %     159.7%       127.5%         102%
--------------------------------------------------------------------------------


* The younger insured person's age for the policy year in which the surviving insured person dies.

12  Policy features and benefits               AS SUPPLEMENTED NOVEMBER 16, 2001

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age 80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option:

o We will determine the new face amount somewhat differently from the general procedures described above; and

o We will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER


You may be eligible for the following other optional benefits we currently make available by rider:

o Term insurance on the insured persons (Incentive Term rider)


o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce


Equitable Life or your financial professional can provide you with more information about these riders. All of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured persons if the face amount of your base Survivorship Incentive Life policy is $2,000,000 or more. The minimum amount available is $200,000. Maximums, depending upon the amount of base coverage, also apply. Choosing term coverage under this rider in lieu of coverage under your base Survivorship Incentive Life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.


AS SUPPLEMENTED NOVEMBER 16, 2001              Policy features and benefits  13

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.

If you request a face amount decrease (or a partial withdrawal that results in a face amount decrease), we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

OPTION TO SPLIT UPON DIVORCE OR FEDERAL TAX LAW CHANGE. Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can also contact us to find out more about any other Equitable Life insurance policy.




14  Policy features and benefits              AS SUPPLEMENTED NOVEMBER 16, 2001

2. DETERMINING YOUR POLICY'S VALUE

--------------------------------------------------------------------------------
YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay" above.


--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.



AS SUPPLEMENTED NOVEMBER 16, 2001            Determining your policy's value  15

3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS


--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.


TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by calling the number under "by toll free phone" in "How to reach us" above, (toll free) from a touch tone phone; or

o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole per-


16 Transferring your money among our investment options centage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


                        Transferring your money among our investment options  17

4. ACCESSING YOUR MONEY

--------------------------------------------------------------------------------
BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
  and

o the collateral is not available to pay policy charges.


When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.


PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not pos-


18  Accessing your money
sible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

                                                        Accessing your money  19

5. TAX INFORMATION

--------------------------------------------------------------------------------
This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


20  Tax information

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.


IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  21
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000. (This amount is scheduled to rise to $1 million (in the year 2002. Thereafter, for estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.


EMPLOYEE BENEFIT PROGRAMS


Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.



ERISA


Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.



OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your



22  Tax information                           AS SUPPLEMENTED NOVEMBER 16, 2001
investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.


                                                             Tax information  23

6. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

--------------------------------------------------------------------------------
This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS


The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.


We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders


24  More information about procedures that apply to your policy

o transfers from a variable investment option to the guaranteed interest option



o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of beneficiary

o changes in form of death benefit payment

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o termination of enhanced death benefit guarantee

o restoration of terminated policies

o election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.


AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.



                 More information about procedures that apply to your policy  25

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.


26  More information about procedures that apply to your policy

7. MORE INFORMATION ABOUT OTHER MATTERS

--------------------------------------------------------------------------------
YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


                                        More information about other matters  27

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address

o changes of premium allocation percentages

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have


28 More information about other matters the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;


                                        More information about other matters  29

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an affiliate of Equitable Life. The Investment Company Act of 1940, therefore, classifies AXA Advisors as "principal underwriter" of those policies and contracts. AXA Advisors also serves as principal underwriter of EQ Advisors Trust and, prior to September 1999, AXA Advisors' predecessor was the manager of EQ Advisors Trust. AXA Advisors' address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). For each of the years 1999 and 2000, AXA Advisors was paid a fee of $325,380. In 2000, we paid AXA Advisors $385,314,054 for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Survivorship Incentive Life through financial professionals who are licensed insurance agents and are also registered representatives of AXA Advisors. The financial professional who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the amount of the premiums you pay in your policy's first year up to a certain amount; plus 4% of all other premiums you pay. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner.

We also sell the policies through financial professionals who are licensed independent insurance brokers and are also registered representatives either of AXA Advisors or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents.

The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. We may require the return to us of any commissions on the premiums that we have refunded to a policyowner.


Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.




30  More information about other matters      AS SUPPLEMENTED NOVEMBER 16, 2001

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                                        More information about other matters  31

Directors and principal officers
--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Member of the Management Board (January 2000 to present); Group Executive
25 Avenue Matignon                      President, Human Resources, Communication and Synergies (January 2000 to
75008 Paris, France                     present); Senior Executive Vice President, Human Resources and Communications,
                                        AXA (January 1997 to present); prior thereto, Executive Vice President,
                                        Culture-Management-Communication (1993 to January 1997); and various positions with AXA affiliated companies; Member, Executive Committee, AXA (January 1997 to
                                        January 2000); Director, AXA Financial, Inc. (December 1996 to present); Senior
                                        Vice President Management and Communication, (1992 to 1993), Vice
                                        President-Communications (1988 to 1992) AXA; Assistant Manager, Mutuelles Unies
                                        (1981 to 1984).
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                     Financial (since April 1998); Vice Chairman (February 1996 to April 1998).
75008 Paris,                            Chairman of the Management Board and Chief Executive Officer of AXA (since May
France                                  2000); Vice Chairman of AXA's Management Board (January 2000 to May 2000). Prior
                                        thereto, Senior Executive Vice President, Financial Services and Life Insurance
                                        Activities in the United States, Germany, the United Kingdom and Benelux (1997
                                        to 1999); Executive Vice President, Financial Services and Life Insurance
                                        Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management
                                        Corporation, the general partner of Alliance Holding and Alliance. A former
                                        Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                        2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                     AXA (formerly AXA Colonia Konzern AG) (since June 1999). Member of the
50670 Cologne, Germany                  Management Board since April 1999. Prior thereto, member of the Holding
                                        Management Board of Gerling-Konzern in Cologne (1995 to April 1999). Chairman
                                        of the Management Board of AXA Colonia Versicherung AG, AXA Colonia
                                        Lebensversicherung AG, Colonia Nordstern Versicherungs-Management AG and Colonia
                                        Nordstern Lebensversicherungs-Management AG (since June 1999). Director of AXA
                                        Financial (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                      Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                    Companies (since January 2000); prior thereto, Chairman (April 1988 to January
                                        2000) and Chief Executive Officer (April 1983 to April 1998). Director of Harris
                                        Corporation and Ryder System, Inc. Director of AXA Financial, Inc. (since May,
                                        1992). He retired as a Director of McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                     International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris,                            January, 2000). Director, Alliance (since February 1996) and a former Director
France                                  of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                  Director of Equitable Life (since July 1992). Vice Chairman of the Management
46 quai de la Rapee                     Board of Aventis (since December 1999). Prior thereto, Chairman and Chief
75601 Paris Cedex 12                    Executive Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the
France                                  Supervisory Board of AXA. Director of Schneider Electric, Rhodia, and Groupe
                                        Pernod-Ricard. Former member of the Consulting Council of Banque de France.
                                        Director, AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------

32 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana          Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                    Louisiana; Director and Chairman of the Board, Liberty Bank and Trust,
New Orleans, LA 70125                   Piccadilly Cafeterias, Inc., and Energy Corporation. Member of the Advisory
                                        Board of Bank One (New Orleans).
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae          Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene
125 West 55th Street                    & MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                 Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                     Director of Equitable Life (since August 1987). Retired as Director in 2000 and
Melbourne, FL 32919                     retired as Chairman and Chief Executive Officer of Harris Corporation (retired
                                        July 1995); previously held other officerships with Harris Corporation. Director of AXA Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                         Director of Equitable Life (since July 1992); Director of AXA Financial (since
299 Park Avenue                         July 1992); Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon
New York, NY 10171                      Read LLC) (since 1999); Prior thereto, Managing Director and member of its Board of Directors (1975-1999); Chairman, Supervisory Board, Dillon Read (France)
                                        Gestion (until 1998); Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C           Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                      Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery (formerly CPC International, Inc.) and
                                        Vice President, Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets
                                        Group (1993 to 1997); Director, Hunt Corporation, PACTIV Corporation and The
                                        "Shell" Transport and Trading Company, plc. Director, AXA Financial (since
                                        December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                      Director of Equitable Life (since July 1992). President, Jarmain Group Inc.
77 King Street West                     (since 1979); and officer or director of several affiliated companies. Director,
Suite 4545                              AXA Insurance (Canada), Anglo-Canada General Insurance Company, and AXA Pacific
Toronto, Ontario M5K 1K2                Insurance Company. A former Alternate Director, AXA Asia Pacific Holdings
Canada                                  Limited (December 1999 to September 2000) and a former Director of DLJ (October
                                        1999 to November 2000). Chairman (non-executive) and Director, FCA International
                                        Ltd. (January 1994 to May 1998). Director of AXA Financial, Inc. (since July
                                        1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                 Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                       Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston              Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse
c/o Schneider Electric                  First Boston (since March 1999). Chairman and Chief Executive Officer (1981 to
64, rue de Miromesnel                   February 1999) (now Honorary Chairman) Schneider Electric. Former member of the
75008 Paris, France                     Supervisory Board of AXA (January 1997 to May 2001). Director of CGIP, Aventis
                                        (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK), Soft Computing and Swiss
                                        Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton. Director
                                        of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                            Director of Equitable Life (since May 1987). Retired Chairman and Chief
Newton, NJ 07860                        Executive Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since
                                        May 1992) and Coulter Pharmaceutical (May 1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 33

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business      Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin
Administration                          College of Business Administration, St. John's University (since August 1998);
St. John's University                   Chief Financial Officer, Chase Manhattan Corp. (1985 to 1997). Director,
8000 Utopia Parkway                     Alliance Capital Management Corporation (since May 2000); The CIT Group, Inc.
Jamaica, NY 11439                       (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of New York,
                                        Inc. Director of AXA Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------

34 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management             Director (since October 1992), Chairman of the Board (since May 2001) and Chief
Corporation                             Executive Officer (since January 1999), Alliance Capital Management Corporation;
1345 Avenue of the Americas             Vice Chairman (May 1993 to April 2001) and Chief Investment Officer (May 1993 to
New York, NY 10105                      January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
                                        Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate
                                        University; Trustee of the Mike Wolk Heart Foundation; Member of the Investment
                                        Committee of the New York Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
------------------------------------------------------------------------------------------------------------------------------------
                                        Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001
                                        to present); Chairman of the Board and Chief Executive Officer, AXA Client
                                        Solutions, LLC (May 2001 to present); Member of AXA's Management Board, (May
                                        2001 to present); Director, Alliance Capital Management Corporation (May 2001 to
                                        present); Director, Chairman of the Board, President and Chief Executive
                                        Officer, The Equitable of Colorado, Inc. (since June 2001); Director, The
                                        American Ireland Fund (1999 to present); Board of Trustees of The University of
                                        Scranton (1995 to present); Member of the Investment Company Institute's Board of Governors (since 1997) and Executive Committee (since 1998); Trustee of The
                                        University of Pittsburgh and St. Sebastian's Country Day School; Former Director
                                        of the Massachusetts Bankers Association; President and Chief Operating Officer,
                                        Mellon Financial Corporation (1999-2001); Chairman and Chief Executive Officer,
                                        Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February 1998), and Chief
                                        Financial Officer (since May 1996), Equitable Life. Vice Chairman of the Board
                                        (since November 1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President (February 1998 to November 1999), AXA
                                        Financial. Director, Vice Chairman and Chief Financial Officer (since December
                                        1999) The Equitable of Colorado; AXA Client Solutions, LLC and Equitable
                                        Distribution Holding Corp. (since September 1999). Vice President (until 1998),
                                        EQ Advisors Trust. Director, Alliance (since July 1997). Formerly a Director of
                                        DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                        Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 35

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and AXA Group Deputy Chief
                                        Information Officer (February 2001 to present); prior thereto, Chief Information
                                        Officer (November 1994 to February 2001), Equitable Life and AXA Client
                                        Solutions, LLC (since September 1999). Previously held other officerships with
                                        Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial.
                                        Senior Vice President, AXA Client Solutions, LLC. Director and Chairman,
                                        Frontier Trust Company, FSB ("Frontier"). Director, EQF (now AXA Advisors)
                                        (until September 1999). Executive Vice President and Director (since September
                                        1999), AXA Advisors, Director (until May 1996). Director and Senior Vice
                                        President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable Life affiliates. Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior
                                        Vice President and Treasurer, AXA Client Solutions, LLC (since September 1999);
                                        The Equitable of Colorado (since December 1999). Treasurer, Frontier (since
                                        1990) and AXA Network, LLC (since 1999). Chairman (since August 2000) and Chief
                                        Executive Officer (since September 1997), and prior thereto, President and
                                        Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice President and
                                        Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                        Treasurer, AXA Distribution Holding Corporation (since November 1999). Director,
                                        Chairman, President and Chief Executive Officer, Equitable JV Holdings (since
                                        August 1997). Director (since July 1997), and Senior Vice President and Chief
                                        Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC
                                        (since November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary
                                        (September 1996 to December 1998). Senior Vice President, AXA Client Solutions,
                                        LLC (since September 1999); Director, Chairman and Chief Executive Officer, AXA
                                        Network, LLC (since July 1999). Partner and Senior Actuarial Consultant, Coopers
                                        & Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA
                                        Client Solutions, LLC. Senior Vice President and Controller, The Equitable of
                                        Colorado, Inc. (since December 1999). Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------

36 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief Compliance Officer and
                                        Associate General Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice President, AXA Client Solutions, LLC (since
                                        September 1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and President of Retail Distribution (September 2001 to
                                        present), Equitable Life; prior thereto, President of Texas Region (1998-2001),
                                        Agency Manager (1989-1998). Executive Vice President and President of Retail
                                        Distribution, AXA Client Solutions, LLC (since September 2001). Director and
                                        Executive Vice President, The Equitable of Colorado, Inc. (since September
                                        2001). Director, President, Vice President, Secretary and Treasurer, AXA Network
                                        Insurance Agency of Texas, Inc. Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Information Officer (February 2001 to
                                        present), Equitable Life. Executive Vice President and Chief Information
                                        Officer, AXA Client Solutions, LLC (since February 2001). Senior Vice President,
                                        Paine Webber (1997 to 2001). Vice President (and various positions),
                                        International Business Machines (1970 to 1997).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                        President, AXA Client Solutions, LLC (since September 1999); Executive Vice
                                        President, Chase Manhattan Corporation (January 1983 to June 1997); Director,
                                        EQF (now AXA Advisors) (October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior Vice President (September 2000 to September 2001). Executive
                                        Vice President, AXA Client Solutions, LLC (since September 2001); prior thereto,
                                        Senior Vice President (September 2000 to September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to 2000). Assistant Vice President,
                                        New York Life Insurance Company (1989 to 1991).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive
                                        Vice President (since May 1995) and Chief Investment Officer (since July 1995),
                                        AXA Financial. Executive Vice President and Chief Investment Officer, AXA Client
                                        Solutions (since September 1999). President and Trustee (since November 1996),
                                        EQ Advisors Trust. Executive Vice President and Investment Officer, The
                                        Equitable of Colorado (since December 1999), Director, Alliance, and Equitable
                                        Real Estate (until June 1997). Executive Vice President AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                        1999). Director, Chairman and Chief Operating Officer, Casualty (from September
                                        1997 until August 2000). Director, Equitable Agri-Business, Inc. (until June
                                        1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Secretary and Associate General
                                        Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                        President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                        Solutions (since September 1999). Senior Vice President, Secretary and Associate
                                        General Counsel, The Equitable of Colorado (since December 1999). Previously
                                        Secretary, AXA Distribution Holding Corporation (since September 1999). Held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 37

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 2001) and General Counsel (since
                                        November 1999), Equitable Life; prior thereto, Senior Vice President (February
                                        1995 to September 2001), Deputy General Counsel (October 1996 to November 1999).
                                        Executive Vice President and General Counsel (since September 2001), AXA
                                        Financial, Inc.; prior thereto, Senior Vice President and Deputy General Counsel
                                        (October 1996 to September 2001). Executive Vice President (since September
                                        2001) and General Counsel (since September 1999), AXA Client Solutions, LLC.
                                        Executive Vice President (since September 2001) and General Counsel (since
                                        December 1999), Equitable of Colorado. Director, AXA Advisors. Senior Vice
                                        President and General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Senior Vice President (May 1992 to September 1998), Equitable Life. Executive Vice President (since November
                                        1999), AXA Financial; prior thereto, Senior Vice President. Executive Vice
                                        President, AXA Client Solutions, LLC (since September 1999). Senior Vice
                                        President, AXA (since December 2000).
------------------------------------------------------------------------------------------------------------------------------------

38 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

8. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE

--------------------------------------------------------------------------------
The financial statements of Separate Account FP as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.


              Financial Statements of Separate Account FP and Equitable Life  39

APPENDIX I: INFORMATION ON MARKET PERFORMANCE

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds;

o data developed by us derived from such indices or averages; or

o other appropriate types of securities (e.g., common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds, and U.S. treasury bills.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

-------------------------------------------------------------------
Barron's
Morningstar's Variable Annuities/Life
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Adviser

Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
-------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                              Appendix I: Information on market performance  A-1

                      (This page intentionally left blank)

APPENDIX II: AN INDEX OF KEY WORDS AND PHRASES

--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this prospectus.





                                        PAGE
   account value                          15
   Administrative Office                   5
   age                                    25
   Allocation Date                        11
   alternative death benefit              12
   amount at risk                         29
   anniversary                            25
   assign; assignment                     24
   automatic transfer service             16
   AXA Advisors, LLC                      30
   AXA Financial, Inc.                     4
   basis                                  20
   beneficiary                            14
   business day                           24
   Cash Surrender Value                   18
   Code                                   20
   collateral                             18
   cost of insurance charge               28
   cost of insurance rates                28
   customer loyalty credit                29
   day                                    25
   death benefit guarantee                10
   default                                 9
   disruptive transfer activity           28
   dollar cost averaging service          16
   enhanced death benefit guarantee       10
   EQAccess                                5
   EQ Advisors Trust                      12
   EQ Financial Consultants               30
   Equitable Life                          4
   Equitable Access Account               14
   face amount                            11
   grace period                            9
   guarantee premium                       9
   guaranteed interest option             12
   Guaranteed Interest Account            12
   Incentive Term rider                   13
   insured person                         12
   Investment Funds                       11
   investment option                      11
   issue date                             25
   lapse                                   9
   loan, loan interest                    18


                                        PAGE
   market timing                          28
   modified endowment contract             9
   month, year                            25
   monthly deduction                       6
   net cash surrender value               19
   no-lapse guarantee                      9
   Option A, B                            12
   our                                     2
   owner                                   2
   paid up                                20
   paid up death benefit guarantee        11
   partial withdrawal                     19
   payment option                         14
   planned periodic premium                9
    policy                              cover
    Portfolio                           cover
   premium charge                          6
   premium payments                        9
    prospectus                          cover
   rebalancing                            16
   receive                                24
   restore, restoration                    9
   rider                                  13
    SEC                                 cover
   Separate Account FP                    27
   state                                   2
   subaccount                             27
    Survivorship Incentive Life         cover
   surviving insured person               13
   surrender                              19
   surrender charge                        6
   target premium                          6
   telephone transfer                     16
   transfers                              16
   Trust                                  12
   units                                  15
   unit values                            15
   us                                      2
   variable investment option             11
   we                                      2
   withdrawal                             19
   you, your                               2



AS SUPPLEMENTED NOVEMBER 16, 2001     Appendix II: An index of key words and
                                                phrases  B-1

                      (This page intentionally left blank)

Survivorship Incentive Life(SM)
A flexible premium "second to die"
variable life insurance policy

PROSPECTUS DATED MAY 1, 2001,
AS SUPPLEMENTED NOVEMBER 16, 2001


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:
--------------------------------------------------------------------------------
o EQ/Aggressive Stock                  o EQ/FI Mid Cap
o EQ/Alliance Common Stock             o EQ/FI Small/Mid Cap Value(4)
o EQ/Alliance High Yield               o EQ/International Equity Index(5)
o EQ/Alliance Money Market             o EQ/J.P. Morgan Core Bond
o EQ/Alliance Premier Growth           o EQ/Janus Large Cap Growth
o EQ/Alliance Small Cap Growth         o EQ/Lazard Small Cap Value
o EQ/Alliance Technology               o EQ/Marsico Focus(6)
o EQ/Balanced                          o EQ/Mercury Basic Value Equity
o EQ/Bernstein Diversified Value (1)   o EQ/MFS Emerging Growth Companies
o EQ/Capital Guardian International    o EQ/MFS Investors Trust
o EQ/Capital Guardian Research         o EQ/MFS Research
o EQ/Capital Guardian U.S. Equity      o EQ/Putnam Growth & Income Value
o EQ/Emerging Markets Equity           o EQ/Putnam International Equity
o EQ/Equity 500 Index(2)               o EQ/Putnam Investors Growth
o EQ/Evergreen Omega(3)                o EQ/Small Company Index(7)
--------------------------------------------------------------------------------



(1) Formerly named "Lazard Large Cap Value."
(2) Formerly named "Alliance Equity Index."
(3) Formerly named "EQ/Evergreen."
(4) Formerly named "Warburg Pincus Small Company Value."
(5) Formerly named "BT International Equity Index."
(6) Subject to state availability, this option became available on or about September 1, 2001.
(7) Formerly named "BT Small Company Index."

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.



THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                             MLF
                                                                          X00100

Contents of this prospectus

--------------------------------------------------------------------------------
SURVIVORSHIP INCENTIVE LIFE(SM)
--------------------------------------------------------------------------------
What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            6
Risks you should consider                                                    8

--------------------------------------------------------------------------------
1. POLICY FEATURES AND BENEFITS                                              9
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                            9
The minimum amount of premiums you must pay                                  9
You can guarantee that your policy will not
     terminate before a certain date                                         9
You can elect a "paid up" death benefit guarantee                           11
Investment options within your policy                                       11
About your life insurance benefit                                           12
You can decrease your insurance coverage                                    13
If one insured person dies                                                  13
Other benefits you can add by rider                                         13
Your options for receiving policy proceeds                                  14
Your right to cancel within a certain number of days                        14
Variations among Survivorship Incentive Life policies                       14
Other Equitable Life policies                                               14

--------------------------------------------------------------------------------
2. DETERMINING YOUR POLICY'S VALUE                                          15
--------------------------------------------------------------------------------
Your account value                                                          15

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                     16
--------------------------------------------------------------------------------
Transfers you can make                                                      16
Telephone and EQAccess transfers                                            16
Disruptive transfer activity                                                16
Our dollar cost averaging service                                           16
Our asset rebalancing service                                               16

----------------------

"We", "our" and "us" refers to Equitable Life. "Financial professional" means the regis tered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is dis cussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Survivorship Incentive Life in all states. This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.



2  Contents of this prospectus

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     18
--------------------------------------------------------------------------------
Borrowing from your policy                                                  18
Making withdrawals from your policy                                         18
Surrendering your policy for its net cash surrender value                   19
Your option to receive a living benefit                                     19

--------------------------------------------------------------------------------
5. TAX INFORMATION                                                          20
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                            20
Tax treatment of distributions to you                                       20
Tax treatment of living benefit proceeds                                    21
Effect of policy splits                                                     21
Effect of policy on interest deductions taken by business entities          21
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 22
Employee benefit programs                                                   22
ERISA                                                                       22
Our taxes                                                                   22
When we withhold taxes from distributions                                   22
Possibility of future tax changes                                           22

--------------------------------------------------------------------------------
6. MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   24
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                      24
Requirements for surrender requests                                         24
Ways we pay policy proceeds                                                 24
Assigning your policy                                                       24
Dates and prices at which policy events occur                               24
Policy issuance                                                             25
Gender-neutral policies                                                     26

--------------------------------------------------------------------------------
7. MORE INFORMATION ABOUT OTHER MATTERS                                     27
--------------------------------------------------------------------------------
Your voting privileges                                                      27
About our Separate Account FP                                               27
About our general account                                                   27
Transfers of your account value                                             28
Telephone and EQAccess requests                                             28
Deducting policy charges                                                    28
Customer loyalty credit                                                     29
Suicide and certain misstatements                                           29
When we pay policy proceeds                                                 29
Changes we can make                                                         29
Reports we will send you                                                    30
Legal proceedings                                                           30
Illustrations of policy benefits                                            30
SEC registration statement                                                  30
How we market the policies                                                  30
Insurance regulation that applies to Equitable Life                         31
Directors and principal officers                                            32

--------------------------------------------------------------------------------
8. FINANCIAL STATEMENTS OF SEPARATE
     ACCOUNT FP AND EQUITABLE LIFE                                          39
--------------------------------------------------------------------------------
Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1

--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------




                                                  Contents of this prospectus  3

Who is Equitable Life?
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


4  Who is Equitable Life?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described.



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
Equitable Life -- EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
1-888-228-6690 (automated system available 22 hours a day, from 6AM to 4AM, Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)

--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@equitable.com

--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------
1-704-540-2199

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can access your policy information through our Web site by enrolling in EQAccess.

                      ----------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1)  request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured person and the owner;

(3)  request for asset rebalancing; and

(4)  designation of new policy owner(s).


We also have specific forms that we recommend you use for the following:


(a) policy surrenders;

(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.

You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


                                                       Who is Equitable Life?  5

Charges and expenses you will pay
--------------------------------------------------------------------------------
TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.

--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                     (a) 8% of each premium payment you make until
AMOUNTS YOU CONTRIBUTE TO                                      your total premium payments equal a certain
YOUR POLICY:                                                   amount(1) and (b) 5% of all additional
                                                               premiums (which we may increase up to 8%)(2)
--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)           (i) $20 in each of your policy's first 12
YOUR POLICY'S VALUE EACH                                       months and (ii) $7 in each subsequent month
MONTH:                                                         (which we may increase up to $10)

                                                                                    plus

                                                               (iii) $.06 per $1,000(4) of your policy's
                                                               initial face amount each month for the first
                                                               10 years of your policy and (iv) $.05 per
                                                               $1,000(4) for each subsequent month (we
                                                               reduce this to $.04 per $1,000 in each
                                                               subsequent month if the initial face amount
                                                               of your policy is $2 million or more)
                            ----------------------------------------------------------------------------------
                            Cost of insurance charges(3)       Amount varies depending on the specifics of
                            and optional rider charges         your policy(5)
                            ----------------------------------------------------------------------------------
                            Charge if you have elected         $.02 for each $1,000 of your policy's face
                            our optional enhanced death        amount at the time the charge is deducted(6)
                            benefit guarantee
--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense risk         .60% (effective annual rate) of the value you
YOUR POLICY'S VARIABLE      charge(7)                          have in our variable investment options. We
INVESTMENT PERFORMANCE                                         may increase this charge up to .90%.
EACH DAY:(7)                                                   may increase this charge up to .90%.
--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) or          A surrender charge that will not exceed the
YOUR ACCOUNT VALUE AT THE   termination of your policy         amount set forth in your policy(8)
TIME OF THE TRANSACTION:    during its first 15 years
                            ----------------------------------------------------------------------------------
                            Requested decrease in your         A pro-rata portion of the full surrender
                            policy's face amount               charge that would apply to a surrender at the
                                                               time of the decrease
--------------------------------------------------------------------------------------------------------------


(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.


(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the initial face amount of your policy is $2 million or more).


(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.


6 Charges and expenses you will pay

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.






-------------------------------------------------------------------------------------------------------------------
                                                                 2000 FEES AND EXPENSES
-------------------------------------------------------------------------------------------------------------------
                                                                                         FEE WAIVERS
                                                                              TOTAL   AND/OR EXPENSE     NET TOTAL
                                  MANAGEMENT                     OTHER        ANNUAL      REIMBURSE-       ANNUAL
                                   FEES(1)      12B-1 FEES     EXPENSES(2)   EXPENSES      MENTS(3)       EXPENSES
-------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                 0.60%          0.25%          0.07%         0.92%         --            0.92%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock            0.46%          0.25%          0.05%         0.76%         --            0.76%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield              0.60%          0.25%          0.07%         0.92%         --            0.92%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market            0.34%          0.25%          0.06%         0.65%         --            0.65%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth          0.89%          0.25%          0.05%         1.19%      (0.04)%          1.15%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth        0.75%          0.25%          0.06%         1.06%         --            1.06%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology              0.90%          0.25%          0.06%         1.21%      (0.06)%          1.15%
-------------------------------------------------------------------------------------------------------------------
EQ/Balanced                         0.57%          0.25%          0.08%         0.90%       0.00%           0.90%
-------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value      0.65%          0.25%          0.15%         1.05%      (0.10)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International   0.85%          0.25%          0.20%         1.30%      (0.10)%          1.20%
-------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research        0.65%          0.25%          0.16%         1.06%      (0.11)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity     0.65%          0.25%          0.11%         1.01%      (0.06)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity          1.15%          0.25%          0.52%         1.92%      (0.12)%          1.80%
-------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                 0.25%          0.25%          0.06%         0.56%         --            0.56%
-------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                  0.65%          0.25%          0.83%         1.73%      (0.78)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                       0.70%          0.25%          0.27%         1.22%      (0.22)%          1.00%
-------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value           0.75%          0.25%          0.19%         1.19%      (0.09)%          1.10%
-------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index       0.35%          0.25%          0.50%         1.10%       0.00%           1.10%
-------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond            0.45%          0.25%          0.11%         0.81%      (0.01)%          0.80%
-------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth           0.90%          0.25%          0.22%         1.37%      (0.22)%          1.15%
-------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value           0.75%          0.25%          0.14%         1.14%      (0.04)%          1.10%
-------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                    0.90%          0.25%          0.20%         1.35%      (0.20)%          1.15%
-------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity       0.60%          0.25%          0.10%         0.95%       0.00%           0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies    0.62%          0.25%          0.10%         0.97%         --            0.97%
-------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust              0.60%          0.25%          0.13%         0.98%      (0.03)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                     0.65%          0.25%          0.07%         0.97%      (0.02)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value     0.60%          0.25%          0.12%         0.97%      (0.02)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity      0.85%          0.25%          0.22%         1.32%      (0.07)%          1.25%
-------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth          0.65%          0.25%          0.10%         1.00%      (0.05)%          0.95%
-------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index              0.25%          0.25%          0.43%         0.93%      (0.08)%          0.85%
-------------------------------------------------------------------------------------------------------------------


(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital will be invested for the EQ/Marsico Focus Portfolio on or about September 1, 2001; thus, "Other Expenses" shown are estimated. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, thus "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios with a fee waiver and/or expense reimbursement. For all of the portfolios except the EQ/Marsico Focus portfolio the agreement will begin May 1, 2001 and end April 30, 2002. For the EQ/Marsico Focus portfolio it will begin on or about September 1, 2001 and end on April 30, 2002. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.



AS SUPPLEMENTED NOVEMBER 16, 2001            Charges and expenses you will pay 7

Risks you should consider
--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR VARIABLE INVESTMENT OPTIONS

Generally, all monthly charges will be deducted in the same proportion as the allocation that you provide in your policy application, unless you instruct us otherwise. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your variable investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees), (3) make a charge of up to $25 for each transfer among variable investment options that you make, (4) make a charge of up to $25 each time you request a policy illustration, if you request more than one in any policy year or (5) modify your monthly cost of insurance charge or your guaranteed minimum death benefit charge, but not above the maximum rates stated in your policy.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


8  Risks you should consider

1. Policy features and benefits


--------------------------------------------------------------------------------

Survivorship Incentive Life is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this "base policy" are described below.

You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and the estate protector rider, are discussed in "Other benefits you can add by rider" below.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------
LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on below.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.


--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------
You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We


AS SUPPLEMENTED NOVEMBER 16, 2001                Policy features and benefits  9
call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                      or

(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, this guarantee is not available.


In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------
GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.


This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.


If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


Policy features and benefits  10               AS SUPPLEMENTED NOVEMBER 16, 2001

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if
(ii) you request us to terminate the election.


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);


o you must terminate any riders to your policy that carry additional charges including the Incentive Term rider;


o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The "paid up" death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.


The paid up death benefit guarantee may not be available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each EQ/Alliance option, EQ/Equity 500 Index and for EQ/Bernstein Diversified Value options, also, advises a portion of EQ/Aggressive Stock)

o Deutsche Asset Management, Inc. (for the EQ/International Equity Index and EQ/Small Company Index options)

o    Capital Guardian Trust Company (for the EQ/Capital Guardian options)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

AS SUPPLEMENTED NOVEMBER 16, 2001               Policy features and benefits  11

o Fidelity Management & Research Company (for both the EQ/FI Mid Cap and EQ/FI Small/Mid Cap options)

o    Janus Capital Corporation (for the EQ/Janus Large Cap Growth option)


o    Jennison Associates, LLC (advises a portion of EQ/Balanced)

o J.P. Morgan Investment Management, Inc. (for the EQ/J.P. Morgan Core Bond option)


o    Lazard Asset Management (for the Lazard Small Cap Value option)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)


o Marsico Capital Management, LLC (for the EQ/Marsico Focus option; also, advises a portion of EQ/Aggressive Stock)


o    Mercury Advisors (for the Mercury Basic Value Equity Option)


o    Morgan Stanley Asset Management (for the EQ/Emerging Markets Equity option)


o    Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive
     Stock)

o    Putnam Investment Management, LLC (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 2000, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

If you are applying for $2.2 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.


--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------
YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age:*       30           35           40           50           60           70
--------------------------------------------------------------------------------
   %:    829.1%       685.4%       567.3%       391.3%       273.5%       195.6%
--------------------------------------------------------------------------------
            80           90       99 and over
--------------------------------------------------------------------------------
   %     159.7%       127.5%         102%
--------------------------------------------------------------------------------

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost


12  Policy features and benefits               AS SUPPLEMENTED NOVEMBER 16, 2001
of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------
CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age
80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option:

o We will determine the new face amount somewhat differently from the general procedures described above; and

o We will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER


You may be eligible for the following other optional benefits we currently make available by rider:

o Term insurance on the insured persons (Incentive Term rider)


o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce


Equitable Life or your financial professional can provide you with more information about these riders. All of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured persons if the face amount of your base Survivorship Incentive Life policy is $2,000,000 or more. The minimum amount available is $200,000. Maximums, depending upon the amount of base coverage, also apply. Choosing term coverage under this rider in lieu of coverage under your base Survivorship Incentive Life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available


AS SUPPLEMENTED NOVEMBER 16, 2001               Policy features and benefits  13
with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.

If you request a face amount decrease or a partial withdrawal that results in a face amount decrease, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

OPTION TO SPLIT UPON DIVORCE OR FEDERAL TAX LAW CHANGE. Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------
If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


14  Policy features and benefits               AS SUPPLEMENTED NOVEMBER 16, 2001

2. Determining your policy's value
--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay" above.


--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------
YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.


AS SUPPLEMENTED NOVEMBER 16, 2001            Determining your policy's value  15

3. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request, or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------
RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.


TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------
Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.


You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).



16  Transferring your money among our investment options

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


                        Transferring your money among our investment options  17

4. Accessing your money
--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------
When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o    we do not count the collateral when we compute our customer loyalty credit;
     and

o    the collateral is not available to pay policy charges.


When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.


PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not pos-


18  Accessing your money
sible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

                                                        Accessing your money  19

5. Tax information
--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


20  Tax information

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  21
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000. (This amount is scheduled to rise to $1 million in year 2002. Thereafter, for estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.


EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA


Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.



OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your


22  Tax information                            AS SUPPLEMENTED NOVEMBER 16, 2001
investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.


                                                             Tax information  23

6. More information about procedures that apply to your policy
--------------------------------------------------------------------------------

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    face amount decreases that result from a withdrawal

o    surrenders

24  More information about procedures that apply to your policy

o transfers from a variable investment option to the guaranteed interest option


o    transfers among variable investment options

o    termination of paid up death benefit guarantee

o    tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o    changes of beneficiary

o    changes in form of death benefit payment

o    loans

o    assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    decreases in face amount

o    changes in death benefit option

o    termination of enhanced death benefit guarantee

o    restoration of terminated policies

o    election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.


                 More information about procedures that apply to your policy  25

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.


26  More information about procedures that apply to your policy

7. More information about other matters
--------------------------------------------------------------------------------

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


                                        More information about other matters  27

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address

o changes of premium allocation percentages

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have


28 More information about other matters the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:


                                        More information about other matters  29

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1999 and 2000, we paid EDI fees of $46,957,345 and $52,501,772, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.


We sell Survivorship Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.


It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI,


30  More information about other matters       AS SUPPLEMENTED NOVEMBER 16, 2001

LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to EDI as principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.


INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                                        More information about other matters  31

Directors and principal officers
--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
                                        AXA Member of the Management Board (January 2000 to present); Group Executive 25
                                        Avenue Matignon President, Human Resources, Communication and Synergies (January
                                        2000 to 75008 Paris, France present); Senior Executive Vice President, Human
                                        Resources and Communications, AXA (January 1997 to present); prior thereto,
                                        Executive Vice President, Culture-Management-Communication (1993 to January 1997);
                                        and various positions with AXA affiliated companies; Member, Executive Committee,
                                        AXA (January 1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to
                                        present); Senior Vice President Management and Communication, (1992 to 1993), Vice
                                        President-Communications (1988 to 1992) AXA; Assistant Manager, Mutuelles Unies
                                        (1981 to 1984).
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25 Avenue Matignon                      Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman
75008 Paris, France                     of the Management Board and Chief Executive Officer of AXA (since May 2000), Vice
                                        Chairman of AXA's Management Board (January 2000 to May 2000). Prior thereto,
                                        Senior Executive Vice President, Financial Services and Life Insurance Activities
                                        in the United States, Germany, the United Kingdom and Benelux (1997 to 1999);
                                        Executive Vice President, Financial Services and Life Insurance Activities (1993 to
                                        1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA
                                        Group. Director of Alliance Capital Management Corporation, the general partner of
                                        Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette
                                        ("DLJ") from July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                     AXA (formerly AXA Colonia Konzern AG) (since June 1999). Member of the Management Board
50670 Cologne, Germany                  since April 1999. Prior thereto, member of the Holding Management Board of
                                        Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                        of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                        Nordstern Versicherungs-Management AG and Colonia Nordstern
                                        Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                        (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                      Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                    Companies (since January 2000); prior thereto, Chairman (April 1988 to January
                                        2000) and Chief Executive Officer (April 1983 to April 1998). Director of Harris
                                        Corporation and Ryder System, Inc. Director of AXA Financial, Inc. (since May,
                                        1992). He retired as a Director of McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                     International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris, France                     January, 2000). Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                 Director of Equitable Life (since July 1992). Vice Chairman of the Management Board
46 quai de la Rapee                     of Aventis (since December 1999). Prior thereto, Chairman and Chief Executive
75601 Paris Cedex 12                    Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory
France                                  Board of AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard.
                                        Former Member of the Consulting Council of Banque de France. Director, AXA
                                        Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------

32 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana          Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                    Louisiana; Director and Chairman of the Board, Liberty Bank and Trust, New Orleans,
New Orleans, LA 70125                   LA, Piccadilly Cafeterias, Inc., and Entergy Corporation. Member of the Advisory
                                        Board of Bank One (New Orleans).
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae          Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene
125 West 55th Street                    & MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                 Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                     Director of Equitable Life (since August 1987). Retired as Director in 2000 and
Melbourne, FL 32919                     retired as Chairman and Chief Executive Officer of Harris Corporation (retired
                                        July 1995); previously held other officerships with Harris Corporation. Director of AXA Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                         Director of Equitable Life (since July 1992); Director of AXA Financial (since
299 Park Avenue                         July 1992); Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon
New York, NY 10171                      Read LLC) (since 1999); Prior thereto, Managing Director and member of its Board of Directors (1975-1999); Chairman, Supervisory Board, Dillon Read (France)
                                        Gestion (until 1998); Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C           Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                      Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice
                                        President, Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets Group
                                        (1993 to 1997); Director, Hunt Corporation, PACTIV Corporation and the "Shell"
                                        Transport and Trading Company, plc. Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                      Director of Equitable Life (since July 1992). President, Jarmain Group Inc.
77 King Street West                     (since 1979); and officer or director of several affiliated companies. Director,
Suite 4545                              AXA Insurance (Canada), Anglo-Canada General Insurance Company, and AXA Pacific
Toronto, Ontario M5K 1K2                Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited
Canada                                  (December 1999 to September 2000) and a former Director of DLJ (October 1999 to
                                        November 2000). Chairman (non-executive) and Director, FCA International Ltd.
                                        (January 1994 to May 1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                 Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                       Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                  Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                   1999) (now Honorary Chairman) Schneider Electric. Former Member of the Supervisory
75008 Paris, France                     Board of AXA (January 1997 to May 2001). Director of CGIP, Aventis (formerly
                                        Rhone-Poulenc, S.A.), Sema Group PLC (UK), Soft Computing and Swiss Helvetic Fund;
                                        member of the Advisory Board of Booz-Allen & Hamilton. Director of AXA Financial,
                                        Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                            Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                        Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                        Coulter Pharmaceutical (May 1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 33

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business      Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College
Administration                          of Business Administration, St. John's University (since August 1998); Chief
St. John's University                   Financial Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital
8000 Utopia Parkway                     Management Corporation (since May 2000); The CIT Group, Inc. (May 1984 to June
Jamaica, NY 11439                       2001), H.W. Wilson Company and Junior Achievement of New York, Inc. Director of AXA
                                        Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------

34 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OFFICERS - DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management             Director (since October 1992), Chairman of the Board (since May 2001) and Chief
Corporation                             Executive Officer (since January 1999), Alliance Capital Management Corporation;
1345 Avenue of the Americas             Vice Chairman (May 1993 to April 2001) and Chief Investment Officer (May 1993 to
New York, NY 10105                      January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
                                        Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate
                                        University; Trustee of the Mike Wolk Heart Foundation; Member of the Investment
                                        Committee of the New York Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
------------------------------------------------------------------------------------------------------------------------------------
                                        Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001 to
                                        present); Chairman of the Board and Chief Executive Officer, AXA Client Solutions,
                                        LLC (May 2001 to present); Member of AXA's Management Board, (May 2001 to present);
                                        Director, Alliance Capital Management Corporation (May 2001 to present); Director,
                                        Chairman of the Board, President and Chief Executive Officer, The Equitable of
                                        Colorado, Inc. (since June 2001); Director, The American Ireland Fund (1999 to
                                        present); Board of Trustees of The University of Scranton (1995 to present); Member of the Investment Company Institute's Board of Governors (since 1997) and Executive
                                        Committee (since 1998); Trustee of The University of Pittsburgh and St. Sebastian's
                                        Country Day School; Former Director of the Massachusetts Bankers Association;
                                        President and Chief Operating Officer, Mellon Financial Corporation (1999-2001);
                                        Chairman and Chief Executive Officer, Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February 1998), and Chief
                                        Financial Officer (since May 1996), Equitable Life. Vice Chairman of the Board
                                        (since November 1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President (February 1998 to November 1999), AXA
                                        Financial. Director, Vice Chairman and Chief Financial Officer (since December
                                        1999) The Equitable of Colorado; AXA Client Solutions, LLC and Equitable
                                        Distribution Holding Corp. (since September 1999). Vice President (until 1998),
                                        EQ ADVISORS TRUST. Director, Alliance (since July 1997). Formerly a Director of
                                        DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                        Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 35

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and AXA Group Deputy Chief
                                        Information Officer (February 2001 to present); prior thereto, Chief Information
                                        Officer (November 1994 to February 2001), Equitable Life and AXA Client Solutions,
                                        LLC (since September 1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior
                                        Vice President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust
                                        Company ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September
                                        1999). Executive Vice President and Director (since September 1999), AXA Advisors,
                                        Director (until May 1996). Director and Senior Vice President, AXA Network, LLC
                                        (formerly EquiSource). Director and Officer of various Equitable Life affiliates.
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                        President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                        Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and
                                        AXA Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive
                                        Officer (since September 1997), and prior thereto, President and Treasurer,
                                        Equitable Casualty Insurance Company ("Casualty"). Vice President and Treasurer, EQ
                                        Advisors Trust (since March 1997). Senior Vice President and Treasurer, AXA
                                        Distribution Holding Corporation (since November 1999). Director, Chairman,
                                        President and Chief Executive Officer, Equitable JV Holdings (since August 1997).
                                        Director (since July 1997), and Senior Vice President and Chief Financial Officer
                                        (since April 1998), ACMC. Treasurer, Paramount Planners, LLC (since November 2000).
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary
                                        (September 1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC
                                        (since September 1999), Director, Chairman and Chief Executive Officer, AXA
                                        Network, LLC (since July 1999). Partner and Senior Actuarial Consultant, Coopers &
                                        Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado,
                                        Inc. (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                        Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief Compliance Officer and
                                        Associate General Counsel, Equitable Life. Previously held other officerships with
                                        Equitable Life. Senior Vice President, AXA Client Solutions, LLC (since September
                                        1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and President of Retail Distribution (September 2001 to
                                        present), Equitable Life; prior thereto, President of Texas Region (1998-2001),
                                        Agency Manager (1989-1998). Executive Vice President and President of Retail
                                        Distribution, AXA Client Solutions, LLC (since September 2001). Director and
                                        Executive Vice President, The Equitable of Colorado, Inc. (since September 2001).
                                        Director, President, Vice President, Secretary and Treasurer, AXA Network Insurance
                                        Agency of Texas, Inc. Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------

36 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Information Officer (February 2001 to present),
                                        Equitable Life. Executive Vice President and Chief Information Officer, AXA Client
                                        Solutions, LLC (since February 2001). Senior Vice President, Paine Webber (1997 to
                                        2001). Vice President (and various positions), International Business Machines
                                        (1970 to 1997).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                        President, AXA Client Solutions, LLC (since September 1999); Executive Vice
                                        President, Chase Manhattan Corporation (January 1983 to June 1997); Director, EQF
                                        (now AXA Advisors) (October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior Vice President (September 2000 to September 2001). Executive Vice
                                        President, AXA Client Solutions, LLC (since September 2001); prior thereto, Senior
                                        Vice President (September 2000 to September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to 2000). Assistant Vice President,
                                        New York Life Insurance Company (1989 to 1991).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive
                                        Vice President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                        Financial, Executive Vice President and Chief Investment Officer, AXA Client
                                        Solutions (since September 1999). President and Trustee (since November 1996), EQ
                                        ADVISORS TRUST. Executive Vice President and Chief Investment Officer, The
                                        Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real
                                        Estate (until June 1997). Executive Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                        1999). Director, Chairman and Chief Operating Officer, Casualty (from September
                                        1997 until August 2000). Director, Equitable Agri-Business, Inc. (until June 1997).
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Secretary and Associate General
                                        Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                        President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                        Solutions (since September 1999). Senior Vice President, Secretary and Associate
                                        General Counsel, Equitable of Colorado (since December 1999). Previously Secretary,
                                        AXA Distribution Holding Corporation (since September 1999). Held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 2001) and General Counsel (since November
                                        1999), Equitable Life; prior thereto, Senior Vice President (February 1995 -
                                        September 2001), Deputy General Counsel (October 1996 to November 1999). Executive
                                        Vice President and General Counsel (since September 2001), AXA Financial, Inc.;
                                        prior thereto, Senior Vice President and Deputy General Counsel (October 1996 to
                                        September 2001). Executive Vice President (since September 2001) and General
                                        Counsel (since September 1999), AXA Client Solutions, LLC. Executive Vice President
                                        (since September 2001) and General Counsel (since December 1999), Equitable of
                                        Colorado. Director, AXA Advisors. Senior Vice President and General Counsel, EIC
                                        (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 37

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                        September 1998), Equitable Life. Executive Vice President (since November 1999),
                                        AXA Financial; prior thereto, Senior Vice President. Executive Vice President, AXA
                                        Client Solutions, LLC (since September 1999). Senior Vice President, AXA (since
                                        December 2000).
------------------------------------------------------------------------------------------------------------------------------------

38 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

8. Financial statements of Separate Account FP and Equitable Life
--------------------------------------------------------------------------------

The financial statements of Separate Account FP as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of March 31, 2000 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.


              Financial statements of Separate Account FP and Equitable Life  39

                      (This page intentionally left blank)

Appendix I: Information on market performance
--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

o Other appropriate types of securities (e.g. common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds and U.S. treasury bills).

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:
--------------------------------------------------------------------------------
Barron's                                 Investment Management Weekly
Morningstar's Variable Annuities/Life    Money Management Letter
Business Week                            Investment Dealers Digest
Forbes                                   National Underwriter
Fortune                                  Pension & Investments
Institutional Investor                   USA Today
Money                                    Investor's Daily
Kiplinger's Personal Finance             The New York Times
Financial Planning                       The Wall Street Journal
Investment Adviser                       The Los Angeles Times
                                         The Chicago Tribune
--------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                              Appendix I: Information on market performance  A-1

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases
--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                            Page
   account value                              15
   Administrative Office                       5
   age                                        25
   Allocation Date                            11
   alternative death benefit                  12
   amount at risk                             28
   anniversary                                25
   assign; assignment                         24
   automatic transfer service                 16
   AXA Financial, Inc.                         4
   basis                                      20
   beneficiary                                14
   business day                               24
   Cash Surrender Value                       18
   Code                                       20
   collateral                                 18
   cost of insurance charge                   28
   cost of insurance rates                    28
   customer loyalty credit                    29
   day                                        24
   death benefit guarantee                    10
   default                                     9
   disruptive transfer activity               28
   dollar cost averaging service              16
   enhanced death benefit guarantee           10
   EQAccess                                    5
   EQ Advisors Trust                          11
   EQ Financial Consultants                   11
   Equitable Distributors                     30
   Equitable Life                              4
   Equitable Access Account                   14
   face amount                                12
   grace period                                9
   guarantee premium                          10
   guaranteed interest option                 12
   Guaranteed Interest Account                12
   Incentive Term rider                       13
   insured person                             12
   Investment Funds                           11
   investment option                          11
   issue date                                 25
   lapse                                       9
   loan, loan interest                        18


                                            Page
   market timing                              28
   modified endowment contract                 9
   month, year                                25
   monthly deduction                        6, 8
   net cash surrender value                   19
   no-lapse guarantee                         10
   Option A, B                                12
   our                                         2
   owner                                       2
   paid up                                    20
   paid up death benefit guarantee            11
   partial withdrawal                         19
   payment option                             14
   planned periodic premium                    9
   policy                                  cover
   Portfolio                               cover
   premium charge                              6
   premium payments                            9
   prospectus                              cover
   rebalancing                                16
   receive                                    24
   restore, restoration                        9
   rider                                      13
   SEC                                     cover
   Separate Account FP                        27
   state                                       2
   subaccount                                 27
   Survivorship Incentive Life             cover
   surviving insured person                   12
   surrender                                  19
   surrender charge                            6
   target premium                              6
   telephone transfer                         16
   transfers                                  16
   Trust                                      12
   units                                      15
   unit values                                15
   us                                          2
   variable investment option                 11
   we                                          2
   withdrawal                                 19
   you, your                                   2


AS SUPPLEMENTED NOVEMBER 16, 2001
                             Appendix II: An index of key words and phrases  B-1

                      (This page intentionally left blank)

Survivorship Incentive Life (SM)
A flexible premium "second to die"
variable life insurance policy


PROSPECTUS DATED MAY 1, 2001
AS SUPPLEMENTED NOVEMBER 16, 2001.


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 Variable investment options:
--------------------------------------------------------------------------------
o EQ/Aggressive Stock                  o EQ/FI Small/Mid Cap Value(3)
o EQ/Alliance Common Stock             o EQ/International Equity Index(4)
o EQ/Alliance High Yield               o EQ/J.P. Morgan Core Bond
o EQ/Alliance Money Market             o EQ/Janus Large Cap Growth
o EQ/Alliance Premier Growth           o EQ/Lazard Small Cap Value
o EQ/Alliance Small Cap Growth         o EQ/Marsico Focus(5)
o EQ/Alliance Technology               o EQ/MFS Emerging Growth Companies
o EQ/Bernstein Diversified Value (1)   o EQ/MFS Investors Trust
o EQ/Capital Guardian International    o EQ/MFS Research
o EQ/Capital Guardian Research         o EQ/Putnam Growth & Income Value
o EQ/Capital Guardian U.S. Equity      o EQ/Putnam International Equity
o EQ/Emerging Markets Equity           o EQ/Putnam Investors Growth
o EQ/Equity 500 Index(2)               o EQ/Small Company Index(6)
o EQ/FI Mid Cap



--------------------------------------------------------------------------------
(1) Formerly named "Lazard Large Cap Value."

(2) Formerly named "Alliance Equity Index."
(3) Formerly named "Warburg Pincus Small Company Value."

(4) Formerly named "BT International Equity Index."
(5) Subject to state availability, this option became available on or about September 1, 2001.
(6) Formerly named "BT Small Company Index."

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.



THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                             EDI
                                                                          X00097

Contents of this prospectus
--------------------------------------------------------------------------------

SURVIVORSHIP INCENTIVE LIFE (SM)
--------------------------------------------------------------------------------

What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4

How to reach us                                                              5
Charges and expenses you will pay                                            6
Risks you should consider                                                    8



--------------------------------------------------------------------------------

1. POLICY FEATURES AND BENEFITS                                              9

--------------------------------------------------------------------------------

How you can pay for and contribute to your policy                            9
The minimum amount of premiums you must pay                                  9
You can guarantee that your policy will not
     terminate before a certain date                                         9
You can elect a "paid up" death benefit guarantee                           11
Investment options within your policy                                       11
About your life insurance benefit                                           12
You can decrease your insurance coverage                                    13
If one insured person dies                                                  13
Other benefits you can add by rider                                         13
Your options for receiving policy proceeds                                  14
Your right to cancel within a certain number of days                        14
Variations among Survivorship Incentive Life policies                       14
Other Equitable Life policies                                               14



--------------------------------------------------------------------------------

2. DETERMINING YOUR POLICY'S VALUE                                          15

--------------------------------------------------------------------------------

Your account value                                                          15




--------------------------------------------------------------------------------

3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                     16

--------------------------------------------------------------------------------

Transfers you can make                                                      16
Telephone and EQAccess transfers                                            16
Disruptive transfer activity                                                16
Our dollar cost averaging service                                           16
Our asset rebalancing service                                               16


----------------------
"We," "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Survivorship Incentive Life in all states. This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.


2  Contents of this prospectus

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     18

--------------------------------------------------------------------------------

Borrowing from your policy                                                  18
Making withdrawals from your policy                                         18
Surrendering your policy for its net cash surrender value                   19
Your option to receive a living benefit                                     19




--------------------------------------------------------------------------------

5. TAX INFORMATION                                                          20

--------------------------------------------------------------------------------

Basic tax treatment for you and your beneficiary                            20
Tax treatment of distributions to you                                       20
Tax treatment of living benefit proceeds                                    21
Effect of policy splits                                                     21
Effect of policy on interest deductions taken by business entities          21
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 22
Employee benefit programs                                                   22
ERISA                                                                       22
Our taxes                                                                   22
When we withhold taxes from distributions                                   22
Possibility of future tax changes                                           22




--------------------------------------------------------------------------------

6. MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   24

--------------------------------------------------------------------------------

Ways to make premium and loan payments                                      24
Requirements for surrender requests                                         24
Ways we pay policy proceeds                                                 24
Assigning your policy                                                       24
Dates and prices at which policy events occur                               24
Policy issuance                                                             25
Gender-neutral policies                                                     26






--------------------------------------------------------------------------------

7. MORE INFORMATION ABOUT OTHER MATTERS                                     27

--------------------------------------------------------------------------------

Your voting privileges                                                      27
About our Separate Account FP                                               27
About our general account                                                   27
Transfers of your account value                                             28
Telephone and EQAccess requests                                             28
Deducting policy charges                                                    28
Customer loyalty credit                                                     29
Suicide and certain misstatements                                           29
When we pay policy proceeds                                                 29
Changes we can make                                                         29
Reports we will send you                                                    30
Legal proceedings                                                           30
Illustrations of policy benefits                                            30
SEC registration statement                                                  30
How we market the policies                                                  30
Insurance regulation that applies to Equitable Life                         31
Directors and principal officers                                            32




--------------------------------------------------------------------------------

8. FINANCIAL STATEMENTS OF SEPARATE
   ACCOUNT FP AND EQUITABLE LIFE                                            39

--------------------------------------------------------------------------------
Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1


--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------


                                                   Contents of this prospectus 3

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



4  Who is Equitable Life?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described.



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
Equitable Life -- EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

1-888-228-6690 (automated system available 22 hours a day, from 6AM to 4AM, Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)



--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@equitable.com


--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------
1-704-540-2199

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can access your policy information through our Web site by enrolling in EQAccess.

                      ----------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured person and the owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).


We also have specific forms that we recommend you use for the following:

(a) policy surrenders;


(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.

You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


                                                       Who is Equitable Life?  5

Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES
This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.




CHARGES WE DEDUCT FROM      Premium charge           (a) 8% of each premium payment you make until your total premium payments
AMOUNTS YOU CONTRIBUTE TO                            equal a certain amount(1) and (b) 5% of all additional premiums (which
YOUR POLICY:                                         we may increase up to 8%)(2)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3) (i) $20 in each of your policy's first 12 months and (ii)$7 in each
YOUR POLICY'S VALUE EACH                             subsequent month (which we may increase up to $10)
MONTH:
                                                                                        plus
                                                     (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per $1,000(4) for each subsequent month (we reduce this to $.04 per $1,000 in each subsequent month if the initial face amount of your policy is $2 million or more)
                                                     Amount varies depending on the specifics of your policy(5)
                           ---------------------------------------------------------------------------------------------------------
                           Cost of insurance          Amount varies depending on the specifics of your policy(5)
                           charges(3) and
                           optional rider charges
                           ---------------------------------------------------------------------------------------------------------
                           Charge if you have         $0.2 for each $1,000 of your policy's face amount at the time the charge is
                           elected our optional       deducted(6)
                           enhanced death benefit
                           guarantee
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Mortality and expense    .60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE     risk charge(7)           investment options. We may increase this charge up to .90%.
INVESTMENT PERFORMANCE
EACH DAY:(7)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Surrender (turning in)   A surrender charge that will not exceed the amount set forth in your
YOUR ACCOUNT VALUE AT THE  or termination of your   policy(8)
TIME OF THE TRANSACTION:   policy during its first
                           15 years
                           ---------------------------------------------------------------------------------------------------------
                           Requested decrease in    A pro-rata portion of the full surrender charge that would apply to a
                           your policy's face       surrender at the time of the decrease
                           amount
------------------------------------------------------------------------------------------------------------------------------------


(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.


(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the initial face amount of your policy is $2 million or more).


(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.


6 Charges and expenses you will pay

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.






                                                                   2000 FEES AND EXPENSES
                                                                                        FEE WAIVERS
                                                                             TOTAL   AND/OR EXPENSE     NET TOTAL
                                  MANAGEMENT                     OTHER       ANNUAL      REIMBURSE-       ANNUAL
                                    FEES(1)       12B-1 FEES   EXPENSES(2)   EXPENSES      MENTS(3)      EXPENSES
EQ/Aggressive Stock                 0.60%          0.25%          0.07%         0.92%         --            0.92%
EQ/Alliance Common Stock            0.46%          0.25%          0.05%         0.76%         --            0.76%
EQ/Alliance High Yield              0.60%          0.25%          0.07%         0.92%         --            0.92%
EQ/Alliance Money Market            0.34%          0.25%          0.06%         0.65%         --            0.65%
EQ/Alliance Premier Growth          0.89%          0.25%          0.05%         1.19%      (0.04)%          1.15%
EQ/Alliance Small Cap Growth        0.75%          0.25%          0.06%         1.06%         --            1.06%
EQ/Alliance Technology              0.90%          0.25%          0.06%         1.21%      (0.06)%          1.15%
EQ/Bernstein Diversified Value      0.65%          0.25%          0.15%         1.05%      (0.10)%          0.95%
EQ/Capital Guardian International   0.85%          0.25%          0.20%         1.30%      (0.10)%          1.20%
EQ/Capital Guardian Research        0.65%          0.25%          0.16%         1.06%      (0.11)%          0.95%
EQ/Capital Guardian U.S. Equity     0.65%          0.25%          0.11%         1.01%      (0.06)%          0.95%
EQ/Emerging Markets Equity          1.15%          0.25%          0.52%         1.92%      (0.12)%          1.80%
EQ/Equity 500 Index                 0.25%          0.25%          0.06%         0.56%         --            0.56%
EQ/FI Mid Cap                       0.70%          0.25%          0.27%         1.22%      (0.22)%          1.00%
EQ/FI Small/Mid Cap Value           0.75%          0.25%          0.19%         1.19%      (0.09)%          1.10%
EQ/International Equity Index       0.35%          0.25%          0.50%         1.10%       0.00%           1.10%
EQ/J.P. Morgan Core Bond            0.45%          0.25%          0.11%         0.81%      (0.01)%          0.80%
EQ/Janus Large Cap Growth           0.90%          0.25%          0.22%         1.37%      (0.22)%          1.15%
EQ/Lazard Small Cap Value           0.75%          0.25%          0.14%         1.14%      (0.04)%          1.10%
EQ/Marsico Focus                    0.90%          0.25%          0.20%         1.35%      (0.20)%          1.15%
EQ/MFS Emerging Growth Companies    0.62%          0.25%          0.10%         0.97%         --            0.97%
EQ/MFS Investors Trust              0.60%          0.25%          0.13%         0.98%      (0.03)%          0.95%
EQ/MFS Research                     0.65%          0.25%          0.07%         0.97%      (0.02)%          0.95%
EQ/Putnam Growth & Income Value     0.60%          0.25%          0.12%         0.97%      (0.02)%          0.95%
EQ/Putnam International Equity      0.85%          0.25%          0.22%         1.32%      (0.07)%          1.25%
EQ/Putnam Investors Growth          0.65%          0.25%          0.10%         1.00%      (0.05)%          0.95%
EQ/Small Company Index              0.25%          0.25%          0.43%         0.93%      (0.08)%          0.85%


(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital will be invested for the EQ/Marsico Focus Portfolio on or about September 1, 2001; thus, "Other Expenses" shown are estimated. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Initial seed capital was invested for the EQ/Alliance Technology Portfolio on May 1, 2000; thus, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios with a fee waiver and/or expense reimbursement. For all of the portfolios except the EQ/Marsico Portfolio the agreement will begin May 1, 2001 and end April 30, 2002. For the EQ/Marsico Focus Portfolio it will begin on or about September 1, 2001 and end on April 30, 2002. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amounts shown for the EQ/International Equity Index and EQ/Small Company Index Portfolios reflect a .10% decrease in the portfolios' expense waiver. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the Portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.



AS SUPPLEMENTED NOVEMBER 16, 2001          Charges and expenses you will pay  7

Risks you should consider

--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR VARIABLE INVESTMENT OPTIONS

Generally, all monthly charges will be deducted in the same proportion as the allocation that you provide in your policy application, unless you instruct us otherwise. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your variable investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees), (3) make a charge of up to $25 for each transfer among variable investment options that you make, (4) make a charge of up to $25 each time you request a policy illustration, if you request more than one in any policy year or (5) modify your monthly cost of insurance charge or your guaranteed minimum death benefit charge, but not above the maximum rates stated in your policy.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


8  Risks you should consider

1. Policy features and benefits

--------------------------------------------------------------------------------
Survivorship Incentive Life is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this "base policy" are described below.

You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and the estate protector rider, are discussed in "Other benefits you can add by rider" below.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------
LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on below.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.


--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------
You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We

AS SUPPLEMENTED NOVEMBER 16, 2001               Policy features and benefits  9
call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")
                                      or


(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, this guarantee is not available.


In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------
GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.


This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.


If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

10  Policy features and benefits              As supplemented November 16, 2001

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if
(ii) you request us to terminate the election.


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);


o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;


o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The "paid up" death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.


The paid up death benefit guarantee may not be available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------

You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each EQ/Alliance option, EQ/Equity 500 Index and for EQ/Bernstein Diversified Value options, also, advises a portion of EQ/Aggressive Stock)

o Deutsche Asset Management, Inc. (for the EQ/International Equity Index and EQ/Small Company Index options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options)

o Fidelity Management & Research Company (for both the EQ/FI Mid Cap and EQ/FI Small/Mid Cap options)

AS SUPPLEMENTED NOVEMBER 16, 2001            Policy features and benefits  11

o Janus Capital Corporation (for the EQ/Janus Large Cap Growth option)


o Jennison Associates, LLC (advises a portion of EQ/Balanced)

o J.P. Morgan Investment Management, Inc. (for the EQ/J.P. Morgan Core Bond option)


o Lazard Asset Management (for the Lazard Small Cap Value option)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)


o Marsico Capital Management, LLC (for the EQ/Marsico Focus Option; also, advises a portion of EQ/Aggressive Stock)

o Morgan Stanley Asset Management (for the EQ/Emerging Markets Equity option)


o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)


o Putnam Investment Management, LLC (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 2000, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------
ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

If you are applying for $2.2 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.


--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------
YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------

If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

--------------------------------------------------------------------------------

Age:*   30           35           40           50           60           70
   %:   829.1%       685.4%       567.3%       391.3%       273.5%       195.6%
        80           90           99 and over
   %    159.7%       127.5%       102%


* The younger insured person's age for the policy year in which the surviving insured person dies.


12 Policy features and benefits                AS SUPPLEMENTED NOVEMBER 16, 2001

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------
CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age
80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option:

o We will determine the new face amount somewhat differently from the general procedures described above; and

o We will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.






You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER


You may be eligible for the following other optional benefits we currently make available by rider:

o Term insurance on the insured persons (Incentive Term rider)


o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce


Equitable Life or your financial professional can provide you with more information about these riders. All of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured persons if the face amount of your base Survivorship Incentive Life policy is $2,000,000 or more. The minimum amount available is $200,000. Maximums, depending upon the amount of base coverage, also apply. Choosing term coverage under this rider in lieu of coverage under your base Survivorship Incentive Life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.


AS SUPPLEMENTED NOVEMBER 16, 2001                Policy features and benefits 13

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.


If you request a face amount decrease or a partial withdrawal that results in a face amount decrease, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

OPTION TO SPLIT UPON DIVORCE OR FEDERAL TAX LAW CHANGE. Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the pro-



ceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


14 Policy features and benefits                AS SUPPLEMENTED NOVEMBER 16, 2001

2. Determining your policy's value

--------------------------------------------------------------------------------





YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay" above.


--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------
YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

AS SUPPLEMENTED NOVEMBER 16, 2001             Determining your policy's value 15

3. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request, or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------
RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.


TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------
Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).


16  Transferring your money among our investment options

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


                        Transferring your money among our investment options  17

4. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------
When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
  and

o the collateral is not available to pay policy charges.


When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.


PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible,


18  Accessing your money
we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

                                                        Accessing your money  19

5. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" below.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


20  Tax information

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS a modified endowment contract. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591|M/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  21
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000. (This amount is scheduled to rise to $1 million in year 2002. Thereafter, for estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.



EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA


Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.



OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your

22  Tax information                            AS SUPPLEMENTED NOVEMBER 16, 2001
investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.


                                                             Tax information  23

6. More information about procedures that apply to your policy

--------------------------------------------------------------------------------

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS


The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.


We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders



24  More information about procedures that apply to your policy

o transfers from a variable investment option to the guaranteed interest option


o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of beneficiary

o changes in form of death benefit payment

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o termination of enhanced death benefit guarantee

o restoration of terminated policies

o election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.


                 More information about procedures that apply to your policy  25

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.


26  More information about procedures that apply to your policy

7. More information about other matters

--------------------------------------------------------------------------------

YOUR VOTING PRIVILEGES
VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


                                        More information about other matters  27

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address

o changes of premium allocation percentages

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have


28 More information about other matters the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:


                                        More information about other matters  29

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1999 and 2000, we paid EDI fees of $46,957,345 and $52,501,772, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.


We sell Survivorship Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.


It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI,



 30  More information about other matters      AS SUPPLEMENTED NOVEMBER 16, 2001

LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to EDI as principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.


INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                                        More information about other matters  31

Directors and principal officers
--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.




DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRAN-OISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Member of the Management Board (January 2000 to present); Group Executive
25 Avenue Matignon                      President, Human Resources, Communication and Synergies (January 2000 to
75008 Paris, France                     present); Senior Executive Vice President, Human Resources and Communications,
                                        AXA (January 1997 to present); prior thereto, Executive Vice President,
                                        Culture-Management-Communication (1993 to January 1997); and various positions with AXA affiliated companies; Member, Executive Committee, AXA (January 1997 to
                                        January 2000); Director, AXA Financial, Inc. (December 1996 to present); Senior
                                        Vice President Management and Communication, (1992 to 1993), Vice
                                        President-Communications (1988 to 1992) AXA; Assistant Manager, Mutuelles Unies
                                        (1981 to 1984).
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25 Avenue Matignon                      Financial (since April 1998); Vice Chairman (February 1996 to April 1998).
75008 Paris, France                     Chairman of the Management Board and Chief Executive Officer of AXA (since May 2000),
                                        Vice Chairman of AXA's Management Board (January 2000 to May 2000). Prior thereto, Senior
                                        Executive Vice President, Financial Services and Life Insurance Activities in the United
                                        States, Germany, the United Kingdom and Benelux (1997 to 1999); Executive Vice President,
                                        Financial Services and Life Insurance Activities (1993 to 1997) of AXA. Director
                                        or officer of various subsidiaries and affiliates of the AXA Group. Director of
                                        Alliance Capital Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from
                                        July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                     AXA (formerly AXA Colonia Konzern AG) (since June 1999). Member of the Management
50670 Cologne, Germany                  Board since April 1999. Prior thereto, member of the Holding Management Board of
                                        Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management
                                        Board of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                        Nordstern Versicherungs-Management AG and Colonia Nordstern
                                        Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                        (since May 2000).

------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                      Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                    Companies (since January 2000); prior thereto, Chairman (April 1988 to January
                                        2000) and Chief Executive Officer (April 1983 to April 1998). Director of Harris
                                        Corporation and Ryder System, Inc. Director of AXA Financial, Inc. (since May,
                                        1992). He retired as a Director of McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                     International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris, France                     January, 2000). Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-REN- FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                 Director of Equitable Life (since July 1992). Vice Chairman of the Management
46 quai de la Rapee                     Board of Aventis (since December 1999). Prior thereto, Chairman and Chief
75601 Paris Cedex 12                    Executive Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the
France                                  Supervisory Board of AXA. Director of Schneider Electric, Rhodia, and Groupe
                                        Pernod-Ricard. Former member of the Consulting Council of Banque de France. Director,
                                        AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------

32 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana          Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                    Louisiana; Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA,
New Orleans, LA 70125                   Piccadilly Cafeterias, Inc., and Entergy Corporation. Member of the Advisory Board of Bank
                                        One (New Orleans).
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae          Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene
125 West 55th Street                    & MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                 Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                     Director of Equitable Life (since August 1987). Retired as Director in 2000 and
Melbourne, FL 32919                     retired as Chairman and Chief Executive Officer of Harris Corporation (retired
                                        July 1995); previously held other officerships with Harris Corporation. Director of AXA Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                         Director of Equitable Life (since July 1992); Director of AXA Financial (since
299 Park Avenue                         July 1992); Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon
New York, NY 10171                      Read LLC) (since 1999); Prior thereto, Managing Director and member of its Board of Directors (1975-1999); Chairman, Supervisory Board, Dillon Read (France)
                                        Gestion (until 1998); Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C           Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                      Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                        President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President,
                                        Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                        Director, Hunt Corporation, PACTIV Corporation and The "Shell" Transport and Trading
                                        Company, plc. Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                      Director of Equitable Life (since July 1992). President, Jarmain Group Inc.
77 King Street West                     (since 1979); and officer or director of several affiliated companies. Director,
Suite 4545                              AXA Insurance (Canada), Anglo-Canada General Insurance Company, and AXA Pacific
Toronto, Ontario M5K 1K2                Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited
Canada                                  (December 1999 to September 2000) and a former Director of DLJ (October 1999 to
                                        November 2000). Chairman (non-executive) and Director, FCA International Ltd.
                                        (January 1994 to May 1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                 Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                       Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse
c/o Schneider Electric                  First Boston (since March 1999). Chairman and Chief Executive Officer (1981 to
64, rue de Miromesnel                   February 1999) (now Honorary Chairman) Schneider Electric. Former member of the
75008 Paris, France                     Supervisory Board of AXA (January 1997 to May 2001). Director of CGIP, Aventis
                                        (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK), Soft Computing and Swiss
                                        Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton. Director
                                        of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                             Director of Equitable Life (since May 1987). Retired Chairman and Chief
Newton, NJ 07860                         Executive Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since
                                         May 1992) and Coulter Pharmaceutical (May 1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 33

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business       Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin
Administration                           College of Business Administration, St. John's University (since August 1998);
St. John's University                    Chief Financial Officer, Chase Manhattan Corp. (1985 to 1997). Director,
8000 Utopia Parkway                      Alliance Capital Management Corporation (since May 2000); The CIT Group, Inc.
Jamaica, NY 11439                        (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of New York, Inc.
                                         Director of AXA Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------


34 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
------------------------------------------------------------------------------------------------------------------------------------
Bruce W. Calvert                        Director (since October 1992), Chairman of the Board (since May 2001) and Chief
Alliance Capital Management             Executive Officer (since January 1999), Alliance Capital Management Corporation;
Corporation                             Vice Chairman (May 1993 to April 2001) and Chief Investment Officer (May 1993 to
1345 Avenue of the Americas             January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
New York, NY 10105                      Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate
                                        University; Trustee of the Mike Wolk Heart Foundation; Member of the Investment
                                        Committee of the New York Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
------------------------------------------------------------------------------------------------------------------------------------
                                        Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001
                                        to present); Chairman of the Board and Chief Executive Officer, AXA Client
                                        Solutions, LLC (May 2001 to present); Member of AXA's Management Board, (May
                                        2001 to present); Director, Alliance Capital Management Corporation (May 2001 to
                                        present); Director, Chairman of the Board, President and Chief Executive Officer,
                                        The Equitable of Colorado, Inc. (since June 2001); Director, The American Ireland
                                        Fund (1999 to present); Board of Trustees of The University of Scranton (1995 to
                                        present); Member of the Investment Company Institute's Board of Governors (since
                                        1997) and Executive Committee (since 1998); Trustee of The University of Pittsburgh and St. Sebastian's Country Day School; Former Director of the Massachusetts Bankers
                                        Association; President and Chief Operating Officer, Mellon Financial Corporation
                                        (1999-2001); Chairman and Chief Executive Officer, Dreyfus Corporation
                                        (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February 1998), and Chief
                                        Financial Officer (since May 1996), Equitable Life. Vice Chairman of the Board
                                        (since November 1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President (February 1998 to November 1999), AXA
                                        Financial. Director, Vice Chairman and Chief Financial Officer (since December
                                        1999) The Equitable of Colorado; AXA Client Solutions, LLC and Equitable
                                        Distribution Holding Corp. (since September 1999). Vice President (until 1998),
                                        EQ ADVISORS TRUST. Director, Alliance (since July 1997). Formerly a Director of
                                        DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                        Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 35

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since February 1998) and AXA Group Deputy Chief Information
                                         Officer (February 2001 to present); prior thereto, Chief Information Officer
                                         (November 1994 to February 2001), Equitable Life and AXA Client Solutions, LLC. Previously
                                         held other officerships with Equitable Life (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life. Senior Vice President, AXA Financial.
                                         Senior Vice President, AXA Client Solutions, LLC. Director and Chairman,
                                         Frontier Trust Company ("Frontier"), FSB. Director, EQF (now AXA Advisors)
                                         (until September 1999). Executive Vice President and Director (since September
                                         1999), AXA Advisors, Director (until May 1996). Director and Senior Vice
                                         President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable Life affiliates. Previously held other officerships with
                                         Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior
                                         Vice President and Treasurer, AXA Client Solutions, LLC (since September 1999);
                                         The Equitable of Colorado (since December 1999). Treasurer, Frontier (since
                                         1990) and AXA Network, LLC (since 1999). Chairman (since August 2000) and Chief
                                         Executive Officer (since September 1997), and prior thereto, President and
                                         Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice President and
                                         Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and Treasurer,
                                         AXA Distribution Holding Corporation (since November 1999). Director, Chairman, President and Chief Executive Officer, Equitable JV Holdings (since August 1997). Director
                                         (since July 1997), and Senior Vice President and Chief Financial Officer (since
                                         April 1998), ACMC. Treasurer, Paramount Planners, LLC (since November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life, (since September 1996) and Actuary
                                         (September 1996 to December 1998). Senior Vice President, AXA Client Solutions,
                                         LLC (since September 1999), Director, Chairman and Chief Executive Officer, AXA
                                         Network, LLC (since July 1999). Partner and Senior Actuarial Consultant, Coopers
                                         & Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Controller, Equitable Life, AXA Financial and AXA
                                         Client Solutions, LLC. Senior Vice President and Controller, The Equitable of
                                         Colorado, Inc. (since December 1999). Previously held other officerships with
                                         Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                         Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------

36 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address      Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President (since September 1999), Chief Compliance Officer and
                                         Associate General Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice President, AXA Client Solutions, LLC (since
                                         September 1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President and President of Retail Distribution (September 2001
                                         to present), Equitable Life; prior thereto, President of Texas Region (1998-2001),
                                         Agency Manager (1989-1998). Executive Vice President and President of Retail Distribution,
                                         AXA Client Solutions, LLC (since September 2001). Director and Executive Vice President,
                                         The Equitable of Colorado, Inc. (since September 2001). Director, President,
                                         Vice President, Secretary and Treasurer, AXA Network Insurance Agency of Texas, Inc.
                                         Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President and Chief Information Officer (February 2001 to present),
                                         Equitable Life. Executive Vice President and Chief Information Officer, AXA Client
                                         Solutions, LLC (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
                                         Vice President (and various positions), International Business Machines (1970 to 1997).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                         President, AXA Client Solutions, LLC (since September 1999); Executive Vice
                                         President, Chase Manhattan Corporation (January 1983 to June 1997); Director,
                                         EQF (now AXA Advisors) (October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
DENNA M. MULLIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (September 2001 to present), Equitable Life; prior thereto,
                                         Senior Vice President (September 2000 to September 2001). Executive Vice President, AXA
                                         Client Solutions, LLC (since September 2001); prior thereto, Senior Vice President
                                         (September 2000 to September 2001). Principal (and various positions), McKinsey and
                                         Company, Inc. (1992 to 2000). Assistant Vice President, New York Life Insurance Company
                                         (1989 to 1991).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President and Chief Investment Officer, Equitable Life. Executive
                                         Vice President (since May 1995) and Chief Investment Officer (since July 1995),
                                         AXA Financial, Executive Vice President and Chief Investment Officer, AXA Client Solutions
                                         (since September 1999). President and Trustee (since November 1996), EQ ADVISORS TRUST.
                                         Executive Vice President and Chief Investment Officer, The Equitable of Colorado (since
                                         December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive
                                         Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                         1999). Director, Chairman and Chief Operating Officer, Casualty (from September
                                         1997 until August 2000). Director, Equitable Agri-Business, Inc. (until June
                                         1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President (since February 1999); Secretary and
                                         Associate General Counsel, Equitable Life and AXA Financial (since September
                                         1995). Senior Vice President, Secretary and Associate General Counsel, AXA
                                         Financial and AXA Client Solutions (since September 1999). Senior Vice President,
                                         Secretary and Associate General Counsel, Equitable of Colorado (since December 1999).
                                         Previously, Secretary, AXA Distribution Holding Corporation (since September 1999). Held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------

AS SUPPLEMENTED NOVEMBER 16, 2001            Directors and principal officers 37

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                         Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001),
                                         Deputy General Counsel (October 1996 to November 1999). Executive Vice President and
                                         General Counsel (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice
                                         President and Deputy General Counsel (October 1996 to September 2001). Executive Vice
                                         President (since September 2001) and General Counsel (since December 1999), Equitable of
                                         Colorado. Director, AXA Advisors. Senior Vice President and General Counsel, EIC (June 1997
                                         to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since September 1998), Senior Vice President (May 1992 to September 1998), Equitable Life. Executive Vice President (since November
                                         1999), AXA Financial; prior thereto, Senior Vice President.
                                         Executive Vice President, AXA Client Solutions, LLC (since September 1999).
                                         Senior Vice President, AXA (since December 2000).
------------------------------------------------------------------------------------------------------------------------------------


38 Directors and principal officers            AS SUPPLEMENTED NOVEMBER 16, 2001

8. Financial statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------

The financial statements of Separate Account FP as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of March 31, 2000 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.


              Financial statements of Separate Account FP and Equitable Life  39

                      (This page intentionally left blank)

Appendix I: Information on market performance

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or

o data developed by us derived from such indices or averages.


o Other appropriate types of securities (e.g., common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds and U.S. treasury bills).


We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:
--------------------------------------------------------------------------------

Barron's
Morningstar's Variable Annuities/Life
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Adviser
Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
--------------------------------------------------------------------
Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                              Appendix I: Information on market performance  A-1

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                            Page
   account value                              15
   Administrative Office                       5
   age                                        25
   Allocation Date                            11
   alternative death benefit                  12
   amount at risk                             28
   anniversary                                25
   assign; assignment                         24
   automatic transfer service                 16
   AXA Financial, Inc.                         4
   basis                                      20
   beneficiary                                14
   business day                               24
   Cash Surrender Value                       18
   Code                                       20
   collateral                                 18
   cost of insurance charge                   28
   cost of insurance rates                    28
   customer loyalty credit                    29
   day                                        24
   death benefit guarantee                    10
   default                                     9
   disruptive transfer activity               28
   dollar cost averaging service              16
   enhanced death benefit guarantee           10
   EQAccess                                    5
   EQ Advisors Trust                          12
   EQ Financial Consultants                   12
   Equitable Distributors                     30
   Equitable Life                              4
   Equitable Access Account                   14
   face amount                                11
   grace period                                9
   guarantee premium                          10
   guaranteed interest option                 12
   Guaranteed Interest Account                12
   Incentive Term rider                       13
   insured person                             12
   Investment Funds                           11
   investment option                          11
   issue date                                 25
   lapse                                       9
   loan, loan interest                        18


                                            Page
   market timing                              28
   modified endowment contract                 9
   month, year                                25
   monthly deduction                        6, 8
   net cash surrender value                   19
   no-lapse guarantee                         10
   Option A, B                                12
   our                                         2
   owner                                       2
   paid up                                    20
   paid up death benefit guarantee            11
   partial withdrawal                         19
   payment option                             14
   planned periodic premium                    9
      policy                                  cover
      Portfolio                               cover
   premium charge                              6
   premium payments                            9
      prospectus                              cover
   rebalancing                                16
   receive                                    24
   restore, restoration                        9
   rider                                      13
      SEC                                     cover
   Separate Account FP                        27
   state                                       2
   subaccount                                 27
      Survivorship Incentive Life             cover
   surviving insured person                    2
   surrender                                  19
   surrender charge                            6
   target premium                              6
   telephone transfer                         16
   transfers                                  16
   Trust                                      12
   units                                      15
   unit values                                15
   us                                          2
   variable investment option                 11
   we                                          2
   withdrawal                                 19
   you, your                                   2


AS SUPPLEMENTED NOVEMBER 16, 2001         Appendix II: An index of key words
                                          and phrases  B-1

                      (This page intentionally left blank)